                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on July
         20, 2004 pursuant to the Indenture:

                                                                                                        Total
                                                                                              ------------------------
A.       Payment of Expenses

1.       Amount Transferred to Expense Reserve                                                           $2,624,474.86
2.       Payment of Trustee's, Collateral Agent's and Liquidity Providers'
         Expenses                                                                                           $83,084.41

B.       Line of Credit or Liquidity Account

3.       Payment of interest and principal on Advances under Line of Credit
         Agreement                                                                                       $2,013.774.44
4.       Transfer from Liquidity Account to Collection Account                                                   $0.00
5.       Required Liquidity Amount as of close of business on July 20, 2004                             $57,054,007.45
6.       Amount on deposit in the Liquidity Account as of close of business
         on July 20, 2004                                                                                        $0.00
7.       Amount available under Line of Credit Agreement as of close of
         business on July 20, 2004                                                                      $17,336,069.20
8.       Amount of outstanding Advances under Line of Credit Agreement                                  $39,717,938.25
         as of close of business on July 20, 2004

                                                                                                        Total
                                                                                              ------------------------
C.       Transfers to Payment Account, Liquidity Account or Expense
         Reserve

9.       Transfer to Payment Account Re: Monthly Deposit Amount 1 $0.00 10.
         Targeted Monthly Deposit Amount multiplied by Reinvestment
         Factor less, to the extent applicable, the Premium Provision
         Refundable Amount                                                                              $28,729,822.44
11.      Shortfall, if any, in the Monthly Deposit Amount (No. (10) - (9) )                             $28,729,822.44
12.      Transfer to Payment Account Re: Payments of interest and principal
         under Line of Credit Agreement following a Termination Advance 1                                        $0.00
13.      Transfer to Liquidity Account (following a Termination Advance
         under Line of Credit Agreement)                                                                         $0.00
14.      Transfer to Payment Account Re: Premium Provision 1                                                     $0.00
15.      Additional transfer to Expense Reserve                                                                  $0.00
16.      Transfer to Payment Account re: excess of Base Monthly Deposit
         Amount over Targeted Monthly Deposit Amount                                                             $0.00
17.      Additional Transfers to Payment Account 2                                                               $0.00

D.       Additional Payments to Liquidity Providers

18.      Payments of Additional Liquidity Provider Fees and/or                                                   $0.00
         Supplemental Liquidity Provider Interest to Liquidity Providers

------------------------------------

1        Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in No. (11).
         In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $32,373,000.00 respectively.

2        Consists of voluntary transfer of $0.00.

                                                                                                        Total
                                                                                              ------------------------
E.       Scheduled Amortization Reserve Account

19.      Transfer to Scheduled Amortization Reserve Account                                                      $0.00
20.      Required Scheduled Amortization Reserve Balance as of close of
         business on July 20, 2004                                                                     $118,101,000.00
21.      Amount on deposit in the Scheduled Amortization Reserve Account
         as of close of business on July 20, 2004                                                       $91,122,644.66
22.      Amount available under Scheduled Amortization Line of Credit
         Agreement as of close of business on July 20, 2004                                                      $0.00
23.      Amount of outstanding Scheduled Amortization Advances under
         Scheduled Line of Credit Agreement on July 20, 2004                                                     $0.00

F.       Transfer to Issuer

24.      Release to Issuer $0.00

II.      Principal Balance of Timber Notes and Certain Additional Data With
         Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                            Per $1,000
                                                                                            of original
                                                                                             principal
                                                                    Total                     amount
                                                           ----------------------     ----------------------
A.       Principal Balance
1.       Principal Balance of Timber Notes
         Class A-1 Timber Notes                                    $61,654,300.00                    $383.66
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00
                                                           ----------------------     ----------------------
         Total Principal Balance of Timber Notes                  $768,202,300.00                        N/A
                                                           ======================     ----------------------

2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                    $61,654,300.00                    $383.66
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00
                                                           ----------------------     ----------------------
         Total Principal Balance if Timber Notes were
         paid in accordance with Scheduled Amortization           $768,202,300.00                        N/A
                                                           ======================     ----------------------

3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2),
         or (2) - (1) ) for each Class of Timber Notes
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00
                                                           ----------------------     ----------------------
         Total Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization                                 $0.00                        N/A
                                                           ======================     ----------------------

B.       Application of Payment Account Funds

A statement of the payments on the Timber Notes from the Payment Account and the
Scheduled Amortization Reserve Account on the Monthly Deposit Date to which this
Certificate relates is set forth in Section "A" of the accompanying Note Payment
Noteholder Certificate.

III.     Prevailing SBE Price Data for the Monthly Period preceding the Monthly
         Deposit Date

Old Growth Redwood                                     $   639 / Mbf
Young Growth Redwood                                   $   589 / Mbf
Old Growth Douglas Fir                                 $   289 / Mbf
Young Growth Douglas Fir                               $   249 / Mbf
Whitewoods                                              $   81 / Mbf

Note:    Assumes an average size-quality category of 2.0 for old growth and 3.0 for young growth and the following harvest method percentages: Cat -
         35%; Yarder/Skyline - 60%; and Helicopter - 5%

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